Intangible Assets (Details) $ in Thousands	6 Months Ended
Jun. 30, 2020 USD ($)
Intangible Assets (Details) [Line Items]
Terminal growth rate, description	The key assumptions used as part of the goodwill impairment testing are terminal growth rate of 2%, after-tax discount rate of 20.9% and pre-tax discount rate of 22.9%.
Description of intellectual property purchase	A hypothetical decrease in the growth rate of 1% or an increase of 1% to the discount rate would reduce the value-in-use by approximately $311 thousand and $702 thousand, respectively, and could trigger a potential impairment of its goodwill.
Fair value exceeds, percentage	9.00%
NetNut CGU [Member]
Intangible Assets (Details) [Line Items]
Impairment loss	$ 800